UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2004

ZOLL MEDICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-20225	04-2711626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824-4105
(Address of principal executive offices)

(978) 421-9655
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.	Description
99.1	Press release issued April 20, 2004.

Item 12. Results of Operations and Financial Condition

        On April 20, 2004, ZOLL Medical Corporation issued a press release announcing the Company's financial results for the quarter ended April 4, 2004. The press release is attached as Exhibit 99.1.

        The information contained in this Item 12 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004

ZOLL MEDICAL CORPORATION
By: /s/ Richard A. Packer

Name: Richard A. Packer
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 20, 2004 entitled "ZOLL Medical Corporation Announces Second Quarter Results".